Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events

23.	SUBSEQUENT EVENTS
Subsequent to December 31, 2021, the Group’s operations were impacted by a resurgence of COVID-19 in China. The resulting lockdown policies have forced the Group to temporarily halt operations in selected frontline fulfilment stations and regional processing centers. However, the same policies also have positively affected customer demand in affected areas.
Given the uncertainty of this situation, the related financial impact cannot be reasonably estimated at this time. The Group will continue to be vigilant, maintain flexibility in the operations and proactively manage the impact of COVID-19 to its business operations and financial statements.